UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2026
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
4700 Wilshire Boulevard, Los Angeles, CA 90010	(866) 242-1266
(Address of Principal Executive Offices)	(Registrant's telephone number)
5956 Sherry Lane, Suite 700, Dallas, TX 75225
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

The purpose of this amendment to the Current Report on Form 8-K (this “Amendment No. 1”) filed by Creative Media & Community Trust Corporation (the “Company”) on March 9, 2026 (the “Form 8-K”) is to amend Item 3.02 to disclose the number of shares of the Company’s common stock, par value $0.001 (the “Common Stock”), to be issued in satisfaction of the redemptions, which were determined on March 12, 2026 and March 16, 2026, respectively.

Except as described above, no other changes have been made to the Form 8-K. This Amendment No. 1 does not otherwise amend, change, modify or update the disclosures set forth in the Form 8-K as originally filed.
Item 3.02    Unregistered Sale of Equity Securities.
The Company satisfied all redemptions of Preferred Stock (as defined below) initiated by holders prior to March 5, 2026 on March 12, 2026, which resulted in the redemption of 88,250 shares of Series A Preferred Stock, par value $0.001 (the “Series A Preferred Stock”), and 194,492 shares of Series A1 Preferred Stock, par value $0.001 (the “Series A1 Preferred Stock”), in shares of Common Stock. On March 6, 2026, the Company provided notice of the redemption of 1,869,573 shares of Series A Preferred Stock, 7,539,638 shares of Series A1 Preferred Stock and 21,760 shares of Series D Preferred Stock, par value $0.001 (the “Series D Preferred Stock” and, together with the Series A Preferred Stock and Series A1 Preferred Stock, the “Preferred Stock”), in shares of Common Stock. In accordance with the Company’s charter, the number of shares of Common Stock issued was based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding the applicable redemption date (with each such term as defined in the Company’s charter).
On March 12, 2026, the Company arranged for the issuance of 1,106,594 shares of Common Stock in respect of redemptions of Series A Preferred Stock and 2,322,421 shares of Common Stock in respect of redemptions of Series A1 Preferred Stock, in each case, based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding March 12, 2026. On March 16, 2026, the Company arranged for the issuance of 51,027,328 shares of Common Stock in respect of redemptions of Series A Preferred Stock, 206,166,177 shares of Common Stock in respect of redemptions of Series A1 Preferred Stock and 594,090 shares of Common Stock in respect of redemptions of Series D Preferred Stock, in each case, based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding March 16, 2026. The issuance of these shares of Common Stock is, as appropriate, exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereunder.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: March 18, 2026	By:	/s/ Brandon Hill Brandon Hill Chief Financial Officer
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